Axos Financial, Inc. Investor Presentation May 4, 2023 NYSE: AX

2 Safe Harbor This presentation contains forward-looking statements that involve risks and uncertainties, including without limitation statements relating to Axos’ financial prospects and other projections of its performance and asset quality, Axos’ deposit balances and capital ratios, Axos’ ability to continue to grow profitably and increase its business, Axos’ ability to continue to diversify its lending and deposit franchises, the anticipated timing and financial performance of other offerings, initiatives, and acquisitions, expectations of the environment in which Axos operates and projections of future performance. These forward-looking statements are made on the basis of the views and assumptions of management regarding future events and performance as of the date of this presentation. Actual results and the timing of events could differ materially from those expressed or implied in such forward-looking statements as a result of risks and uncertainties, including without limitation Axos’ ability to successfully integrate acquisitions and realize the anticipated benefits of the transactions, changes in the interest rate environment, monetary policy, inflation, government regulation, general economic conditions, changes in the competitive marketplace, conditions in the real estate markets in which we operate, risks associated with credit quality, our ability to attract and retain deposits and access other sources of liquidity, and the outcome and effects of litigation and other factors beyond our control. These and other risks and uncertainties detailed in Axos’ periodic reports filed with the Securities and Exchange Commission, including its 2022 Form 10-K, as supplemented by its Quarterly Report on Form 10-Q for the period ended December 31, 2022, could cause actual results to differ materially from those expressed or implied in any forward- looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and Axos undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this press release. Axos undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. All written and oral forward-looking statements made in connection with this presentation, which are attributable to us or persons acting on Axos’ behalf are expressly qualified in their entirety by the foregoing information.

Axos’ Business Model is Differentiated From Other Banks 3 Customer Acquisition Sales Servicing Distribution • Digital Marketing • Affinity and Distribution Partners • Data mining/target feeding direct marketing • Cross-selling • Automated fulfillment • Inbound call center sales • Outbound call center sales • Minimal outside sales • Significant inside sales • Self-service • Digital journey • Direct banker (call center) • Balance sheet • Whole loan sales options • Securitization Data Driven Insight Integrated Customer Experience Digital Marketing Digitally Enabled Operations Next-Gen Technology Core Digital Capabilities

Axos is a Top Performer Versus Bank Peer Group

axos

	Axos Bank	Peer Group	Percentile
ROAA	1.75%	1.05%	82%
Return on equity	16.20%	8.37%	89%
Non-interest expense	2.18%	2.41%	36%
Efficiency ratio	46.33%	66.32%	11%

The 89% on ROE means that the Bank outperformed 89% of all banks. The 11% efficiency ratio ranking means that only 11% of banks have lower expenses in comparison to their revenues. Peer group includes savings banks greater than $1 billion.

Source: Uniform Bank Performance Report (UBPR) as of 12/31/22; data retrieved 3/29/23.
Note: Peer group is all savings banks (101) with assets greater than $1 billion for quarter ended 12/31/22.

4

5 Consumer Banking Commercial BankingSecurities Axos Financial’s Three Divisions Provide the Foundation for Sustained Long-term Growth › Diverse mix of asset, deposit, and fee income reduces risk and provides multiple growth opportunities in varying environments › Differentiated retail digital strategy from “online savings banks” or fin-tech competitors › Structural cost advantage vs. traditional banks › Differentiated distribution strategy › New business initiatives generate incremental growth › Universal Digital Banking Platform and Enterprise Technology stack provide operating leverage opportunity › Technology synergies among divisions reduce overall cost of growth strategy Investment Thesis

61.8 79.9 0 50 100 Q3 2022 Q3 2023 Consolidated Fiscal Third Quarter 2023 Highlights Compared with Fiscal Third Quarter 2022 6 16,081 19,782 0 5,000 10,000 15,000 20,000 25,000 Q3 2022 Q3 2023 $ Millions Asset Growth $ Millions Net Income 12,733 16,739 0 5,000 10,000 15,000 20,000 Q3 2022 Q3 2023 $ Millions Deposit Growth 1.02 1.32 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 Q3 2022 Q3 2023 $ Diluted EPS Diluted EPS Return on Equity = 17.42% Return on Assets = 1.71% 23% 31% 29%29%

2.10 2.37 2.48 2.98 3.56 3.97 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 2017 2018 2019 2020 2021 2022 Diluted EPS and Book Value Per Share Have Been Consistently Strong 7 Book Value Per Share (FY)Diluted EPS (FY) $ per share 13.6% CAGR $ per share 13.05 15.24 17.47 20.56 23.62 27.48 0.00 5.00 10.00 15.00 20.00 25.00 30.00 2017 2018 2019 2020 2021 2022 16.1% CAGR

Net Interest Margin has been Stable/Rising Through a Variety of Interest Rate Cycles* Stable Net Interest Margin 3.84% 3.76% 3.83% 3.92% 4.13% 4.26% 4.49% 4.42% 1.91% 2.40% 0.08% 0.08% 0.26% 3.08% 4.33% 4.83% 2018 2019 2020 2021 2022 Q1 2023 Q2 2023 Q3 2023 NIM Effective Fed Funds rate * NIM excludes impact of HRB; relationship with HRB terminated in December 2021. 8

Loan Portfolio More Sensitive to Rate Increases Today Compared to Last Fed Fund Rate Hike Starting in 2015 September 30, 2015 March 31, 2023 11% 80% 9% Fixed Hybrid Variable rate 7% 36% 57% Fixed HybridVariable rate 9

Fixed/Hybrid Years to Maturity / Repricing*Mix of Loan Repricing Types Variable 57% Hybrid 36% Fixed 7% 198 839 1,937 2,907 5,627 6,755 6,767 6,825 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 1/2 1 2 3 5 10 20 >20 Years $M 3% 12% 29% 43% 100%100%99%83% *Excludes SF Warehouse Lending and Equipment Leasing. The years to repricing assumes no loan prepayments and reflects only contractual terms. Interest Rate Components of Loan & Lease Portfolio At March 31, 2023 10 Of the fixed and hybrid rate loan balances in our portfolio at March 31, 2023, 43% will reprice within 3 years and 83% will reprice within 5 years

11 $38.6 $46.6 $54.6 $77.3 $93.3 $109.3 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 100.0 110.0 120.0 Base plus 100 bps plus 200 bps Current $0.8B Off-B/S Incremental $1.6B Off-B/S Annualized Fee Income $M(1) Securities segment provides on average approximately $2.4 billion of deposits that can be brought on balance sheet or pushed to partner banks to generate fee income › Provides stable, low/no-cost deposits that can be used to fund Axos Bank’s loan growth › 17 partner banks hold on average approximately $800 million deposits off Axos Bank’s balance sheet › Significant upside to fee income if interest rates rise and/or more deposits are pushed to partner banks Optionality with Deposits from Axos Securities (1) Amount of fee income may be higher or lower, depending on amount of deposits from Axos Securities that is actually held on or off Axos Bank’s balance sheet. Base is equal to effective federal funds rate (EFFR) of 4.83% as of April 24, 2023.

Axos Advisor Services (AAS) Cash Sorting 12*EAS acquisition closed August 2, 2021 $17.6 $19.9 $19.4 $26.0 $24.7 $26.3 $25.1 $22.4 $21.6 $22.5 $23.1 $22.6 $1.4 $1.1 $1.3 $1.5 $1.3 $1.4 $2.1 $2.7 $2.6 $1.7 $1.3 $1.7 7.8% 5.7% 6.5% 5.6% 5.1% 5.5% 8.4% 11.9% 11.9% 7.4% 5.6% 7.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 AAS Assets Under Custody (AUC) and Cash Ending Balances Assets Under Custody Cash Cash as % of AUC

13 Loan Growth by Category for Third Quarter Ended March 31, 2023 Loans Single Family Mortgage & Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Auto & Consumer Jumbo Mortgage Multifamily Small Balance Commercial Lender Finance RE SF Warehouse Lending Asset-Based Lending Auto CRE Specialty Unsecured / OD Equipment Leasing Q3 FY23 $ millions Other Q2 FY23 $80 18 70 (37) (29) 61 (4) (37) - Inc (Dec) Commercial & Industrial Non-RE Lender Finance Non-RE 207 43 $16,020 $15,649 $371 (1) $3,845 144 2,175 875 4,981 781 125 555 77 7 1,391 693 $3,925 162 2,245 838 4,952 842 121 518 77 6 1,598 736

14 Multifamily Single family 55% 57% Average Mortgage Loan to Value $13,094  $14,091  $15,212  $15,473  $15,836   $‐  $2,000  $4,000  $6,000  $8,000  $10,000  $12,000  $14,000  $16,000  $18,000 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 53% 57% 53% 57% • Product Expansion • Repeating Client Relationships • Reputation for Reliable Execution Loan Growth Drivers Net Loans – Last Five Quarters ($ in Millions) Prudent Loan Growth With Low LTVs 53% 57% 54% 57%

15 CRE Specialty Detail as of March 31, 2023 Non-Performing Loans (mm)Weighted Avg. LTVBalance (mm)Loan Type $044%$1,535Multifamily 15411,120SFR 041775Hotel 037673Office 046325Industrial 042255Retail 041269Other $1542%$4,952Total <=50% > 50% to 60% >60% to 65% > 65% 75% 21% 2% 2% LTV Distribution

16 4.2 5.9 6.9 6.8 6.5 10.41.4 1.6 1.5 1.6 1.6 0.7 5.6 7.5 8.4 8.4 8.1 11.1 0 1 2 3 4 5 6 7 8 9 10 11 12 2017 2018 2019 2020 2021 2022 $ Billions Loans for Investment Loans for Sale Strong Loan Origination Growth 12.0% 33.9% 12.0% › Organic growth in existing business lines • Multifamily geographic expansion • Small Balance Commercial Real Estate expansion • Large Balance Commercial / Specialty Real Estate expansion › Additional C&I verticals/product expansion › RIA M&A and succession lending Annual growth rate Fiscal Year Loan Originations Future Plans 14.5% 5-yr CAGR 0.0% -3.6% Expect ~7-13% Loan Growth over Next Few Quarters 37.0%

17 Consumer  Direct Distribution  Partners Small Business  Banking Commercial /  Treasury  Management Axos Securities Specialty  Deposits Fiduciary  Services Diversified Deposit Gathering Business Lines ‹ Full service digital banking, wealth management, and securities trading ‹ White-label banking ‹ Business banking with simple suite of cash management services ‹ Fiduciary services for trustees ‹ 1031 exchange firms ‹ Title and escrow companies ‹ HOA and property management ‹ Serves approximately 40% of U.S. Chapter 7 bankruptcy trustees in exclusive relationship ‹ Software allows servicing of SEC receivers and non-chapter 7 cases ‹ Full service treasury/cash management ‹ Team enhancements and geographic expansion ‹ Bank and securities cross-sell ‹ Broker-dealer client cash ‹ Broker-dealer reserve accounts $1.2 B $1.1 B $7.8 B $0.7 B $0.3 B $4.4 B $1.2 B Diversified Deposit Gathering Approximately 90% of deposits are FDIC-insured or collateralized *Deposit balances as of 3/31/23 1Excludes approximately $700 million of off-balance sheet deposits 2Excludes approximately $680 million of client deposits held at other banks 1 2

Deposit Growth in Checking, Business, and Savings Was Achieved While Transforming the Mix of Deposits 19% Checking and other demand deposits 31% Savings Time deposits 50% Checking and other demand deposits Savings Time deposits June 30, 2013 March 31, 2023 Checking Growth (6/2013 – 3/2023) = 1,759% Savings Growth (6/2013 – 3/2023) = 1,060% Total Deposits = $2.1 billion Total Deposits = $16.7 billion Savings – IRA 44% 11% 1% 44% 18

19 Axos Deposits Have National Reach With Customers in Every State Customer Base and Deposit Volume is Well Distributed Throughout the United States

20 Commercial Loans and Deposits • Product Expansion • Repeating Client Relationships • Reputation for Reliable Execution • Unique value proposition encompassing industry expertise, product/technology, service levels and financial value Loan Growth Drivers Deposit Growth Drivers Spot Balance ($B’s) $4.45 $9.67 $3.01 $6.45 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 Jun-19 Jun-22 Loans Deposits 29.5% CAGR 28.9% CAGR

Non-Interest Income Growth and Diversification 8% Gain on Sale 14% Broker-Dealer Banking and Service Fees Year Ended June 30, 2019 Three Months Ended March 31, 2023 Securities Segment Fee Income ** (6/2019 –3/2023) = 603% Total Non-Interest Income = $82.9 million Total Non-Interest Income = $129.0 million* 4% 6% 43% 21% 26% 65% 6% 7% Mortgage Banking Prepayment Penalty Banking and Service Fees Prepayment Penalty Advisory Fee** Mortgage Banking Broker-Dealer * Note: non-interest income annualized 3/31/23 quarterly data for presentation in pie graph and comparison vs 6/30/19. ** Note: FY23 includes advisory fee income from AAS business, which was acquired August 2, 2021. 21

Axos Securities Overview

axos

Monetizing synergies by integrating Banking products and services to Securities customers, RIAs, and IBDs

Axos Securities

Axos Clearing Securities Clearing & Custody	**69 IBDs** **223 RIAs** **~320,000 Clients**
Axos Invest Digital Wealth & Personal Financial Management	**~28,000 Clients**
Axos Trading Self-Directed Trading	**Launched Fiscal Q1 2022**

Access to ~348,000 Clients

Consumer Banking

- Consumer Deposit Accounts
- ODL/Margin Accounts
- Jumbo Single Family Mortgage Loans

Commercial Banking

- Securities-Backed Lines of Credit
- Cash Management
- Commercial Property Refinancing

Digital Solutions

- Universal Digital Platform
- Account Opening Platform

22

23 Integrated Securities and Banking Leveraging Bank’s existing digital platforms allows for unique integrated and flexible Banking and Securities product features End Clients Securities Banking Universal Enrollment Platform Universal Digital Bank Platform Onboard Clients Faster “Single-Pane” Rich Banking and Securities Features  Consumer Banking  Self-Directed Trading  BD/RIA (Investors) Unified Service Model Salesforce Service Cloud + Five9

Axos Clearing and Custody Highlights

- Leadership team with more than 100 years combined industry experience.
- Proprietary front- and back-end technologies for advisors and broker-dealers.
- Nation's 8th largest Clearing Services firm by number of broker-dealer clients[1].
- More than $30 billion in Clearing Services client assets under custody and/or administration.
- Axos Financial, Inc. acquired E*TRADE Advisor Services in August 2021.

For the 3 months ended 3/31/2023



Interest Income
Securities Lending
Margin Lending
Custody
Clearing Fees & Execution
Cash Sorting
3%
4%
7%
16%
16%
54%

Custody	$ 6,878,716
Clearing Fees & Execution	6,908,283
Cash Sorting	23,578,052
Margin Lending	3,260,430
Securities Lending	1,850,154
Net Interest Income	1,267,550
Net Revenues	$43,743,185

For the 3 months ended 6/30/2019



Securities Lending
Margin Lending
Clearing Fees & Execution
Cash Sorting
8%
26%
47%
19%

Custody	$ -
Clearing Fees & Execution	5,442,487
Cash Sorting	2,198,140
Margin Lending	3,040,793
Securities Lending	880,751
Net Interest Income (Expense)	(30,406)
Net Revenues	$ 11,531,765

[1] InvestmentNews Top clearing and custody firms for financial advisers October 2021.

24

Fee Compression for Active and Passive Investment Managers Advisors are Leaving Wirehouses to Become Independent Advisors Aging Advisor Population Is Driving Consolidation and Succession Planning Digitization of Wealth Management Secular Industry Trends Provide Opportunities for Axos • RIAs need to reduce costs and streamline back- office ops • Automation frees up time/resources for client interactions • Axos to provide bundled securities clearing, custody and banking services • Target small & medium-sized RIAs and IBDs that large custodians do not serve well • Axos to provide succession-based and M&A financing to RIAs and IBDs • Nation-wide footprint and industry focus are competitive advantages • Axos will offer direct-to-consumer and private label robo-advisory solutions to individuals and independent RIAs 25

Axos Advisor Services (AAS) At A Glance

axos

Liberty Provides a Comprehensive Turnkey Platform



Unified Managed Accounts
Easy Rebalancing
Automatic Reconciliation
Customer Relationship Management
Proposal Generation
Simplified Account Opening
eSignature
Tax Management Tools
Fee Billing
Performance Reporting

Serving 184 RIAs[1,3]
($1M+ AUC)

~$23B Assets Under Custody[2]

TAMPs	Traditional RIAs	Small RIAs
61% of Total AUC[3]	***36% of Total AUC[3]***	***3% of Total AUC[3]***
Turnkey Asset Management Platform, relies on Reps to gather assets and maintain relationship with investor	Gathers and manages assets, works directly with investor	Advisors with <$25M in AUC

Note: Data as of 03/31/2023
1. 212 total advisors on Liberty platform; advisors with <$1M AUC comprise <$9M in total assets; there are 11 non-AAS RIAs not on Liberty at Axos Clearing
2. Includes $196M 401K AUC
3. Excludes $196M 401K AUC

26

Lending BalancesAUC Increase $1.92M $3.83M $5.75M $7.66M $250M $500M $750M $1B Re ve nu e $3.54M $7.09M $10.63M $14.17M $2.05M $4.09M $6.14M $8.19M $50M $100M $150M $200M Re ve nu e Margin Balances Sec Lending Balances Axos Clearing Revenue Sensitivity to Key Metrics Increase in revenue related to key metrics – Illustrative Axos Clearing – excluding AAS Increase in AUC *Analysis does not include any benefits from cash deposits held on balance sheet Increase in Lending Balances 27

28 Axos Clearing Long-Term Revenue and Expense Synergies Axos Custody Axos Invest Axos Clearing Revenue Synergies Cost Synergies Axos Securities: • Margin Loans • Securities Lending • Fixed Income Trading • Order Flow • White-label Robo Advisor Axos Consumer Banking: • White-label Banking • Auto Lending • Mortgage Lending • Unsecured Lending Axos Business Banking: • Small Business Banking • RIA Lending Axos Securities: • Self-Clearing • Regulatory/Compliance • Client Acquisition Costs • Customer Service • IT Infrastructure/Dev Axos Consumer Banking: • Deposit Servicing Costs • Client Acquisition Costs Axos Business Banking: • Client Acquisition Costs

Axos Invest Managed Portfolios Overview  Digital advisor that helps consumers achieve their investing goals through asset allocation, diversification, and low-cost ETFs.  Automatic Rebalancing and Tax Loss Harvesting Services.  Generate recurring revenue streams on assets under management.  Imbedded Advice: Consumers are drawn to trusted advice when it is available for low cost.  Long-term track record: Retention of customers due to strong risk-adjusted performance. Creates stability in asset growth through up and down markets.  Rewards Checking 2.0: Managed Portfolios platform helps consumers achieve higher banking rate.  Consumers who do not have an advisor, looking for low-cost entry point to advice.  Consumers who have no time or desire to make investment decisions on their own. Core Services Customer Served Key Features Sticky customer accounts with opportunities to cross-sell banking and premium services 29

Axos Invest Self Directed Trading Overview  Competitive price discovery and execution of equity, options, ETFs, and Mutual Funds integrated with our Universal Digital Banking platform.  Access to third-party research, alerts, and watch lists.  Subscription Program: $10 monthly for extended trading hours, margin lending, reduced option costs, access to third party analyst research.  Thought Leadership: Provide market outlook, thematic blogs, product spotlights to create engagement.  Licensed Relationship Managers: Available to assist with account opening, tutorials on platform tools, and investment vehicle education.  Consumers with advisors who need a place to hold low-cost basis stock, legacy positions, self-serve on favorite ideas.  Do-It-Yourself investors who want to ideate and trade their own portfolios. Core Services Customer Served Key Features Extending our ‘synergistic loop’ to capture consumers needing S/D Trading capabilities integrated with our digital banking platform 30

Axos Invest Managed Portfolios Industry Comparison

Attributes	Axos	SoFi	Betterment	Fidelity Go
Business Model and Differentiators	Low-cost, integrated Bank, Borrow, and Invest financial suite – best of both worlds with strong value for consumers	Simple ETF allocation bundled with SoFi loans and free management and unlimited access to financial advisors	Simple asset allocation and rebalancing model with low fees – Advisor access with premium subscription	Simplified choice for investors who want an all-digital Robo-advisor
Fee Structure (AUM)	0.24%	Free	The greater of $4/Month or 0.25%	Free: AUM <$25k 0.35% >$25k
User Interface	Simple and seamless feel across both platforms	Very simple, easy to use, but generic	Very simple, easy to use, but generic	Very simple, easy to use, but generic
Promotion	$200 for $2000 funded and invested	Free career counseling & loan discounts with qualifying deposit	Up to 1 year of free management for new clients.	N/A
Other	Access to licensed relationship team, Core and thematic models, traditional & roth IRA's	No socially responsible portfolio options	IRA access limited to paid membership	Only offers access to Fidelity Flex mutual funds

Key Differentiators

Integrated financial suite of products

Highly personal servicing approach

31

32 Key Goals of Universal Digital Bank Personalization Self-Service Facilitate Partnerships Customizable Experience Cross-Sell › Artificial intelligence and big data credit models enable quick credit decisions › Customized product recommendations based upon analytical determination of need › Provide holistic and interactive and intuitive design experience › Integrate online experience with other channels › Easy integration of third-party features (e.g., biometrics) › Access to value added tools (e.g., robo-advisory, automated savings features) either proprietary or third party › Enable creative customer acquisition partners › Eventual artificial intelligence tools assist sale of banking products such as deposits, loans, and mortgages › Products optimized by channel, recipient and journey › Self service saves time and cost (e.g., activate and de-activate debit-card in platform, send wires via self-service) › Increase chances of offering right product at the right time and place › Personalization is the right antidote for too much choice, too much content, and not enough time

Evolving Capabilities of the UDB Platform

UDB offers a growing set of products, capabilities and supported user segments


UDB 1.0
UDB 2.0
White Label UDB
Products + Features
Banking: Axos deposit products
Borrowing: Axos loan products
Investing: Managed Portfolios, Self Directed Trading
Planning: Account Aggregation, PFM, Credit Monitoring
Segments
Co-branded Wealth Management
Small Business Banking
Enablers
Personalized Offers + Content
SSO to Enrollment Portals
Universal Enrollment: Single, digital point of sale

33

The Digital Experience Roadmap We continue to evolve our digital experience and provide modern solutions so financial services providers can have the speed, scalability, and flexibility they need to deliver better client experiences Roadmap for the Future White Label Universal Digital Bank White Label Enrollment White Label Digital Advisor Securities- Based Line of Credit Credit Card 24/7 Payment Facilitation 34

35 Holistic Credit Risk Management What We Do Loan Life Cycle Utilize a holistic credit-risk management framework to manage and monitor credit quality at each stage of the loan life cycle, and leverage specialized Credit Tools to optimize monitoring and reporting capabilities Set Appetite Originations Portfolio Management Reporting Special Assets Credit Monitoring & Oversight Axos Credit Objectives Establish Credit Framework and Culture Safe Growth Monitor Assets Throughout Life Cycle Data-Driven Decision Making Mitigate Problem Loans Example of Credit Tools • Board of Directors • Annual Strategic Plan • Corporate Governance • Policies & Approval Authorities Note: Credit Tools list is a sampling and is not purported to be comprehensive.

36 Annualized Charge-offs (Recoveries) to Average Loans Outstanding 0.06 0.19 0.19 0.23 0.02 0.01 0.02 0.06 0.08 0.02 -0.05 0.00 0.05 0.10 0.15 0.20 0.25 FY18 FY19 FY20 FY21 FY22 With HRB Without HRB % Note I: Company uses a June 30 fiscal year-end. Note II: The Company partnered with H&R Block Bank (HRB) to provide HRB branded financial services products. The partnership was terminated December 8, 2020.

Change in Allowance for Credit Losses (ACL) & Unfunded Loan Commitments Reserve (UCL) ($ in millions) 157.2 (2.4) 1.0 5.5 161.3 10.5 10.5 120 130 140 150 160 170 December 31, 2022 ACL + UCL Gross Charge-offs Provisions for credit losses Gross Recoveries March 31, 2023 ACL + UCL UCLACL 37

38 Allowance for Credit Losses (ACL) by Loan Category as of March 31, 2023 Loans Single Family - Mortgage and Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Auto & Consumer Loan Balance $ millions Other ACL $ ACL % Commercial & Industrial Non-RE $4,087.5 3,082.8 5,794.3 594.6 6.2 2,454.8 $16,020.2 14.3 68.4 13.4 0.0 46.7 $18.5 $161.3 1.01% 1.18% 0.46% 0.45% 0.24% 2.25% 1.90%

Contact Information Greg Garrabrants, President and CEO Derrick Walsh, EVP and CFO Andy Micheletti, EVP of Finance investors@axosfinancial.com www.axosfinancial.com Johnny Lai, SVP Corporate Development and Investor Relations Phone: 858.649.2218 Mobile: 858.245.1442 jlai@axosfinancial.com 39